Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2023 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	340	11,774	—	11,774
Dallas, TX	10,116	—	—	10,116	—	10,116
Austin, TX	6,829	350	—	7,179	—	7,179
Charlotte, NC	5,651	560	352	6,563	—	6,563
Orlando, FL	5,274	633	—	5,907	—	5,907
Tampa, FL	5,220	196	—	5,416	—	5,416
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Houston, TX	4,867	308	—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Phoenix, AZ	2,623	345	323	3,291	3	3,294
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,355	—	—	2,355	—	2,355
Richmond, VA	1,732	272	—	2,004	—	2,004
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Huntsville, AL	1,228	—	—	1,228	—	1,228
Denver, CO	812	306	—	1,118	3	1,121
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,022	1,152	—	7,174	196	7,370
Total Multifamily Units	95,286	4,122	1,015	100,423	202	100,625
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of December 31, 2023			Average Effective	As of December 31, 2023
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended December 31, 2023	Completed Units	Total Units, Including Development
Atlanta, GA	$2,099,011	13.6%	94.9%	$1,850	11,434
Dallas, TX	1,581,062	10.1%	95.3%	1,669	10,116
Charlotte, NC	1,150,196	7.4%	95.7%	1,652	6,211
Orlando, FL	1,029,405	6.6%	96.3%	2,013	5,907
Tampa, FL	1,008,515	6.5%	96.4%	2,105	5,416
Austin, TX	956,439	6.1%	94.9%	1,620	7,179
Raleigh/Durham, NC	733,776	4.7%	96.4%	1,545	5,350
Houston, TX	701,516	4.5%	96.2%	1,429	5,175
Northern Virginia	574,576	3.7%	96.2%	2,356	1,888
Nashville, TN	561,712	3.6%	96.1%	1,700	4,375
Phoenix, AZ	484,590	3.1%	95.5%	1,751	2,968
Charleston, SC	430,805	2.8%	96.3%	1,771	3,168
Fort Worth, TX	392,220	2.5%	95.3%	1,576	3,687
Jacksonville, FL	313,862	2.0%	96.2%	1,548	3,496
Denver, CO	296,222	1.9%	95.9%	1,977	1,118
Richmond, VA	279,446	1.8%	96.6%	1,606	2,004
Fredericksburg, VA	256,103	1.6%	96.7%	1,801	1,435
Greenville, SC	239,869	1.5%	95.9%	1,327	2,355
Savannah, GA	226,109	1.5%	96.0%	1,694	1,837
Kansas City, MO-KS	192,746	1.2%	95.5%	1,577	1,110
Birmingham, AL	172,272	1.1%	95.5%	1,391	1,462
San Antonio, TX	171,357	1.1%	95.5%	1,387	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	205,054	1.3%	95.6%	1,336	2,754
Florida	190,803	1.2%	95.7%	1,826	1,806
Alabama	176,224	1.1%	95.6%	1,397	1,648
Virginia	163,070	1.0%	95.6%	1,734	1,039
Kentucky	101,958	0.7%	95.6%	1,211	1,308
Maryland	83,654	0.5%	94.5%	2,189	361
Nevada	75,519	0.5%	97.1%	1,575	721
South Carolina	39,169	0.3%	95.7%	1,209	576
Stabilized Communities	$14,887,260	95.5%	95.7%	$1,692	99,408
Phoenix, AZ	172,899	1.1%	86.7%	1,904	326	640
Charlotte, NC	106,421	0.7%	81.0%	1,952	352	352
Tampa, FL	95,949	0.6%	—	—	—	495
Denver, CO	95,631	0.6%	—	—	3	352
Salt Lake City, UT	91,627	0.6%	30.3%	1,793	196	400
Atlanta, GA	90,645	0.6%	39.7%	2,215	340	340
Raleigh/Durham, NC	51,071	0.3%	—	—	—	406
Lease-up / Development Communities	$704,243	4.5%	58.0%	$1,987	1,217	2,985
Total Multifamily Communities	$15,591,503	100.0%	95.2%	$1,696	100,625	102,393
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of December 31, 2023, the gross investment in real estate for this community was $81.8 million and includes a mortgage note payable of $51.9 million. For the year ended December 31, 2023, this apartment community achieved NOI of $8.1 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of December 31, 2023
	December 31, 2023	December 31, 2022	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$508,357	$498,024	2.1%	95,286	$14,057,956
Non-Same Store Communities	24,006	23,487		4,122	829,304
Lease-up/Development Communities	3,568	—		1,217	704,243
Total Multifamily Portfolio	$535,931	$521,511		100,625	$15,591,503
Commercial Property/Land	6,316	6,454		—	373,556
Total Operating Revenues	$542,247	$527,965		100,625	$15,965,059

Property Operating Expenses
Same Store Communities	$178,538	$168,566	5.9%
Non-Same Store Communities	8,500	9,677
Lease-up/Development Communities	1,682	103
Hurricane Expenses	—	227
Total Multifamily Portfolio	$188,720	$178,573
Commercial Property/Land	3,062	2,601
Total Property Operating Expenses	$191,782	$181,174

Net Operating Income
Same Store Communities	$329,819	$329,458	0.1%
Non-Same Store Communities	15,506	13,810
Lease-up/Development Communities	1,886	(103)
Hurricane Expenses	—	(227)
Total Multifamily Portfolio	$347,211	$342,938
Commercial Property/Land	3,254	3,853
Total Net Operating Income	$350,465	$346,791	1.1%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2023	December 31, 2022	Percent Change	December 31, 2023	December 31, 2022	Percent Change
Property Taxes	$65,568	$63,210	3.7%	$258,052	$244,476	5.6%
Personnel	37,750	36,069	4.7%	154,263	146,319	5.4%
Utilities	32,325	30,828	4.9%	128,654	122,563	5.0%
Building Repair and Maintenance	22,226	20,415	8.9%	93,753	85,350	9.8%
Office Operations	7,873	6,869	14.6%	29,854	27,337	9.2%
Insurance	7,971	6,849	16.4%	29,785	26,031	14.4%
Marketing	4,825	4,326	11.5%	23,451	22,034	6.4%
Total Property Operating Expenses	$178,538	$168,566	5.9%	$717,812	$674,110	6.5%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Year Ended
	Apartment Units	Same Store NOI	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Atlanta, GA	11,434	12.7%	94.4%	95.4%	94.5%	95.4%
Dallas, TX	10,116	9.6%	95.4%	95.5%	95.6%	95.6%
Tampa, FL	5,220	7.2%	96.0%	95.7%	95.8%	96.0%
Orlando, FL	5,274	6.7%	96.0%	96.1%	96.0%	96.2%
Charlotte, NC	5,651	6.3%	95.4%	95.7%	95.6%	95.8%
Austin, TX	6,829	5.8%	94.7%	94.8%	95.1%	95.2%
Raleigh/Durham, NC	5,350	5.6%	96.1%	95.6%	95.9%	95.6%
Nashville, TN	4,375	4.9%	96.1%	95.7%	95.8%	95.8%
Houston, TX	4,867	3.8%	95.8%	95.9%	95.6%	95.6%
Charleston, SC	3,168	3.7%	95.8%	95.8%	95.9%	95.9%
Fort Worth, TX	3,687	3.6%	95.2%	95.2%	95.6%	95.5%
Phoenix, AZ	2,623	3.2%	94.9%	96.1%	95.5%	95.9%
Jacksonville, FL	3,496	3.2%	95.3%	96.2%	95.7%	96.5%
Northern Virginia	1,888	3.0%	96.2%	96.0%	96.2%	95.7%
Savannah, GA	1,837	2.1%	96.1%	96.1%	96.2%	96.7%
Greenville, SC	2,355	2.0%	96.0%	96.1%	96.1%	96.3%
Richmond, VA	1,732	1.9%	96.0%	95.9%	95.9%	96.2%
Fredericksburg, VA	1,435	1.8%	96.9%	95.9%	96.4%	96.3%
Memphis, TN	1,811	1.5%	95.3%	95.1%	94.7%	95.0%
Birmingham, AL	1,462	1.3%	96.5%	95.9%	96.2%	95.8%
Kansas City, MO-KS	1,110	1.1%	95.9%	95.9%	95.9%	95.7%
San Antonio, TX	1,504	1.1%	96.0%	94.8%	95.8%	95.6%
Huntsville, AL	1,228	1.1%	95.7%	95.4%	95.3%	95.6%
Denver, CO	812	1.0%	95.4%	95.4%	95.4%	95.7%
Other	6,022	5.8%	95.9%	96.0%	95.9%	96.2%
Total Same Store	95,286	100.0%	95.5%	95.6%	95.6%	95.8%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2023	Q4 2022	% Chg	Q4 2023	Q4 2022	% Chg	Q4 2023	Q4 2022	% Chg	Q4 2023	Q4 2022	% Chg
Atlanta, GA	11,434	$65,782	$65,170	0.9%	$24,002	$22,595	6.2%	$41,780	$42,575	(1.9)%	$1,850	$1,827	1.3%
Dallas, TX	10,116	53,058	51,776	2.5%	21,351	20,702	3.1%	31,707	31,074	2.0%	1,669	1,630	2.4%
Tampa, FL	5,220	34,580	33,693	2.6%	10,875	10,425	4.3%	23,705	23,268	1.9%	2,110	2,065	2.2%
Orlando, FL	5,274	32,905	32,027	2.7%	10,911	10,280	6.1%	21,994	21,747	1.1%	1,973	1,919	2.8%
Charlotte, NC	5,651	29,181	28,177	3.6%	8,496	7,732	9.9%	20,685	20,445	1.2%	1,640	1,576	4.1%
Austin, TX	6,829	35,073	35,160	(0.2)%	16,102	15,359	4.8%	18,971	19,801	(4.2)%	1,617	1,622	(0.3)%
Raleigh/Durham, NC	5,350	26,664	25,895	3.0%	8,097	7,467	8.4%	18,567	18,428	0.8%	1,545	1,506	2.6%
Nashville, TN	4,375	23,685	23,059	2.7%	7,476	7,055	6.0%	16,209	16,004	1.3%	1,700	1,671	1.7%
Houston, TX	4,867	22,117	21,628	2.3%	9,692	9,634	0.6%	12,425	11,994	3.6%	1,418	1,382	2.6%
Charleston, SC	3,168	17,687	16,999	4.0%	5,492	4,296	27.8%	12,195	12,703	(4.0)%	1,771	1,675	5.7%
Fort Worth, TX	3,687	19,019	18,807	1.1%	7,177	7,496	(4.3)%	11,842	11,311	4.7%	1,576	1,546	1.9%
Phoenix, AZ	2,623	14,282	14,499	(1.5)%	3,615	3,450	4.8%	10,667	11,049	(3.5)%	1,741	1,747	(0.3)%
Jacksonville, FL	3,496	16,487	16,603	(0.7)%	5,962	5,326	11.9%	10,525	11,277	(6.7)%	1,548	1,538	0.6%
Northern Virginia	1,888	13,850	13,222	4.7%	3,979	3,717	7.0%	9,871	9,505	3.9%	2,356	2,248	4.8%
Savannah, GA	1,837	10,028	9,609	4.4%	3,146	2,840	10.8%	6,882	6,769	1.7%	1,694	1,604	5.6%
Greenville, SC	2,355	10,291	10,058	2.3%	3,650	3,392	7.6%	6,641	6,666	(0.4)%	1,327	1,286	3.2%
Richmond, VA	1,732	9,030	8,826	2.3%	2,750	2,721	1.1%	6,280	6,105	2.9%	1,649	1,591	3.6%
Fredericksburg, VA	1,435	8,342	8,187	1.9%	2,356	2,211	6.6%	5,986	5,976	0.2%	1,801	1,773	1.6%
Memphis, TN	1,811	7,937	7,816	1.5%	2,872	2,717	5.7%	5,065	5,099	(0.7)%	1,358	1,348	0.7%
Birmingham, AL	1,462	6,782	6,446	5.2%	2,594	2,440	6.3%	4,188	4,006	4.5%	1,391	1,353	2.8%
Kansas City, MO-KS	1,110	5,576	5,306	5.1%	1,853	1,771	4.6%	3,723	3,535	5.3%	1,577	1,514	4.2%
San Antonio, TX	1,504	6,676	6,547	2.0%	2,961	2,810	5.4%	3,715	3,737	(0.6)%	1,387	1,381	0.4%
Huntsville, AL	1,228	5,363	5,287	1.4%	1,782	1,704	4.6%	3,581	3,583	(0.1)%	1,319	1,296	1.8%
Denver, CO	812	5,070	5,019	1.0%	1,742	1,340	30.0%	3,328	3,679	(9.5)%	1,960	1,934	1.4%
Other	6,022	28,892	28,208	2.4%	9,605	9,086	5.7%	19,287	19,122	0.9%	1,519	1,481	2.6%
Total Same Store	95,286	$508,357	$498,024	2.1%	$178,538	$168,566	5.9%	$329,819	$329,458	0.1%	$1,685	$1,649	2.2%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2023	Q3 2023	% Chg	Q4 2023	Q3 2023	% Chg	Q4 2023	Q3 2023	% Chg	Q4 2023	Q3 2023	% Chg
Atlanta, GA	11,434	$65,782	$66,153	(0.6)%	$24,002	$24,773	(3.1)%	$41,780	$41,380	1.0%	$1,850	$1,861	(0.6)%
Dallas, TX	10,116	53,058	53,563	(0.9)%	21,351	21,068	1.3%	31,707	32,495	(2.4)%	1,669	1,671	(0.2)%
Tampa, FL	5,220	34,580	34,566	0.0%	10,875	12,164	(10.6)%	23,705	22,402	5.8%	2,110	2,112	(0.1)%
Orlando, FL	5,274	32,905	32,970	(0.2)%	10,911	11,348	(3.9)%	21,994	21,622	1.7%	1,973	1,981	(0.4)%
Charlotte, NC	5,651	29,181	29,542	(1.2)%	8,496	8,766	(3.1)%	20,685	20,776	(0.4)%	1,640	1,651	(0.6)%
Austin, TX	6,829	35,073	35,635	(1.6)%	16,102	15,824	1.8%	18,971	19,811	(4.2)%	1,617	1,635	(1.1)%
Raleigh/Durham, NC	5,350	26,664	26,769	(0.4)%	8,097	8,686	(6.8)%	18,567	18,083	2.7%	1,545	1,549	(0.2)%
Nashville, TN	4,375	23,685	23,766	(0.3)%	7,476	7,979	(6.3)%	16,209	15,787	2.7%	1,700	1,705	(0.3)%
Houston, TX	4,867	22,117	22,049	0.3%	9,692	10,626	(8.8)%	12,425	11,423	8.8%	1,418	1,418	0.0%
Charleston, SC	3,168	17,687	17,736	(0.3)%	5,492	5,642	(2.7)%	12,195	12,094	0.8%	1,771	1,756	0.8%
Fort Worth, TX	3,687	19,019	19,181	(0.8)%	7,177	8,135	(11.8)%	11,842	11,046	7.2%	1,576	1,579	(0.2)%
Phoenix, AZ	2,623	14,282	14,431	(1.0)%	3,615	3,925	(7.9)%	10,667	10,506	1.5%	1,741	1,746	(0.3)%
Jacksonville, FL	3,496	16,487	16,754	(1.6)%	5,962	6,407	(6.9)%	10,525	10,347	1.7%	1,548	1,559	(0.7)%
Northern Virginia	1,888	13,850	13,783	0.5%	3,979	4,344	(8.4)%	9,871	9,439	4.6%	2,356	2,345	0.5%
Savannah, GA	1,837	10,028	10,031	(0.0)%	3,146	3,399	(7.4)%	6,882	6,632	3.8%	1,694	1,684	0.6%
Greenville, SC	2,355	10,291	10,297	(0.1)%	3,650	3,637	0.4%	6,641	6,660	(0.3)%	1,327	1,329	(0.2)%
Richmond, VA	1,732	9,030	9,119	(1.0)%	2,750	2,891	(4.9)%	6,280	6,228	0.8%	1,649	1,644	0.3%
Fredericksburg, VA	1,435	8,342	8,296	0.6%	2,356	2,473	(4.7)%	5,986	5,823	2.8%	1,801	1,801	(0.0)%
Memphis, TN	1,811	7,937	7,795	1.8%	2,872	3,098	(7.3)%	5,065	4,697	7.8%	1,358	1,362	(0.3)%
Birmingham, AL	1,462	6,782	6,714	1.0%	2,594	2,513	3.2%	4,188	4,201	(0.3)%	1,391	1,386	0.4%
Kansas City, MO-KS	1,110	5,576	5,537	0.7%	1,853	2,164	(14.4)%	3,723	3,373	10.4%	1,577	1,569	0.6%
San Antonio, TX	1,504	6,676	6,716	(0.6)%	2,961	2,567	15.3%	3,715	4,149	(10.5)%	1,387	1,393	(0.4)%
Huntsville, AL	1,228	5,363	5,358	0.1%	1,782	2,014	(11.5)%	3,581	3,344	7.1%	1,319	1,325	(0.5)%
Denver, CO	812	5,070	5,111	(0.8)%	1,742	1,520	14.6%	3,328	3,591	(7.3)%	1,960	1,975	(0.7)%
Other	6,022	28,892	29,007	(0.4)%	9,605	10,171	(5.6)%	19,287	18,836	2.4%	1,519	1,516	0.2%
Total Same Store	95,286	$508,357	$510,879	(0.5)%	$178,538	$186,134	(4.1)%	$329,819	$324,745	1.6%	$1,685	$1,690	(0.3)%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO FULL YEAR COMPARISONS AS OF DECEMBER 31, 2023 AND 2022

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2023	Q4 2022	% Chg	Q4 2023	Q4 2022	% Chg	Q4 2023	Q4 2022	% Chg	Q4 2023	Q4 2022	% Chg
Atlanta, GA	11,434	$261,678	$250,477	4.5%	$96,333	$89,778	7.3%	$165,345	$160,699	2.9%	$1,848	$1,743	6.0%
Dallas, TX	10,116	211,791	197,971	7.0%	84,747	79,848	6.1%	127,044	118,123	7.6%	1,659	1,546	7.3%
Tampa, FL	5,220	137,304	127,805	7.4%	45,760	41,941	9.1%	91,544	85,864	6.6%	2,098	1,943	8.0%
Orlando, FL	5,274	131,110	120,555	8.8%	44,648	41,448	7.7%	86,462	79,107	9.3%	1,964	1,793	9.6%
Charlotte, NC	5,651	115,988	108,112	7.3%	34,159	31,492	8.5%	81,829	76,620	6.8%	1,626	1,496	8.7%
Austin, TX	6,829	141,608	134,997	4.9%	62,503	58,696	6.5%	79,105	76,301	3.7%	1,627	1,546	5.2%
Raleigh/Durham, NC	5,350	105,749	98,179	7.7%	32,713	30,628	6.8%	73,036	67,551	8.1%	1,534	1,421	8.0%
Nashville, TN	4,375	94,192	87,948	7.1%	30,212	29,318	3.0%	63,980	58,630	9.1%	1,694	1,577	7.4%
Houston, TX	4,867	87,922	83,856	4.8%	38,579	36,999	4.3%	49,343	46,857	5.3%	1,407	1,337	5.2%
Charleston, SC	3,168	69,633	63,896	9.0%	21,705	19,838	9.4%	47,928	44,058	8.8%	1,733	1,568	10.5%
Fort Worth, TX	3,687	76,248	72,164	5.7%	29,697	28,954	2.6%	46,551	43,210	7.7%	1,569	1,473	6.6%
Phoenix, AZ	2,623	57,709	55,504	4.0%	14,723	13,890	6.0%	42,986	41,614	3.3%	1,745	1,660	5.1%
Jacksonville, FL	3,496	66,544	63,883	4.2%	23,681	21,385	10.7%	42,863	42,498	0.9%	1,552	1,462	6.2%
Northern Virginia	1,888	54,574	50,888	7.2%	16,717	15,776	6.0%	37,857	35,112	7.8%	2,319	2,162	7.2%
Savannah, GA	1,837	39,593	36,489	8.5%	12,784	12,089	5.7%	26,809	24,400	9.9%	1,664	1,505	10.6%
Greenville, SC	2,355	41,110	38,586	6.5%	13,785	13,997	(1.5)%	27,325	24,589	11.1%	1,316	1,222	7.7%
Richmond, VA	1,732	35,815	33,969	5.4%	11,172	10,864	2.8%	24,643	23,105	6.7%	1,627	1,522	6.9%
Fredericksburg, VA	1,435	33,121	31,995	3.5%	9,485	9,017	5.2%	23,636	22,978	2.9%	1,794	1,731	3.7%
Memphis, TN	1,811	31,435	30,255	3.9%	11,641	10,954	6.3%	19,794	19,301	2.6%	1,354	1,308	3.6%
Birmingham, AL	1,462	26,738	25,220	6.0%	10,222	9,613	6.3%	16,516	15,607	5.8%	1,376	1,303	5.6%
Kansas City, MO-KS	1,110	21,875	20,445	7.0%	7,963	7,407	7.5%	13,912	13,038	6.7%	1,556	1,452	7.1%
San Antonio, TX	1,504	26,584	25,237	5.3%	11,240	11,002	2.2%	15,344	14,235	7.8%	1,388	1,317	5.4%
Huntsville, AL	1,228	21,405	20,484	4.5%	7,581	6,868	10.4%	13,824	13,616	1.5%	1,313	1,246	5.4%
Denver, CO	812	20,304	19,322	5.1%	6,338	5,468	15.9%	13,966	13,854	0.8%	1,959	1,859	5.4%
Other	6,022	114,721	108,766	5.5%	39,424	36,840	7.0%	75,297	71,926	4.7%	1,504	1,415	6.3%
Total Same Store	95,286	$2,024,751	$1,907,003	6.2%	$717,812	$674,110	6.5%	$1,306,939	$1,232,893	6.0%	$1,676	$1,567	7.0%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		December 31, 2023			December 31, 2023				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Novel Daybreak (2)	Salt Lake City, UT	400	196	148	$99,450	$91,620	$7,830	2Q21	2Q23	3Q24	1Q25
Novel Val Vista (2)	Phoenix, AZ	317	3	1	79,800	71,227	8,573	4Q20	4Q23	4Q24	3Q25
MAA Milepost 35	Denver, CO	352	3	1	125,000	92,980	32,020	1Q22	4Q23	4Q24	3Q25
MAA Nixie	Raleigh, NC	406	—	—	145,500	45,932	99,568	4Q22	4Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	89,851	107,649	4Q22	1Q25	4Q25	4Q26
Total Active		1,970	202	150	$647,250	$391,610	$255,640
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of December 31, 2023
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA Central Avenue	Phoenix, AZ	323	86.7%	$101,654	(3)	3Q24
MAA Optimist Park	Charlotte, NC	352	81.0%	105,922	(3)	3Q24
Novel West Midtown (2)	Atlanta, GA	340	39.7%	90,631	3Q23	4Q24
Total		1,015	69.0%	$298,207
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Year ended December 31, 2023
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
6,858	$44,253	$6,453	$98	7.1%	9,000 - 13,000

Supplemental Data S-8

2023 ACQUISITION ACTIVITY

Multifamily Acquisitions	Market	Apartment Units	Closing Date
MAA Central Ave	Phoenix, AZ	323	October 2023
MAA Optimist Park	Charlotte, NC	352	November 2023

Land Acquisition	Market	Acreage	Closing Date
MAA Packing District II	Orlando, FL	6	February 2023
MAA Nixie	Raleigh, NC	0.4	November 2023

2023 DISPOSITION ACTIVITY

Land Dispositions	Market	Acreage	Closing Date
Traditions Commercial Lots	Gulf Shores, AL	21	March 2023

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2023

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,045,225	89.1%	3.4%	7.6
Floating rate debt	495,000	10.9%	5.7%	0.1
Total	$4,540,225	100.0%	3.6%	6.8

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,180,084	92.1%	3.6%	5.2
Secured debt	360,141	7.9%	4.4%	25.1
Total	$4,540,225	100.0%	3.6%	6.8

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q4 2023 NOI	Percent of Total
Unencumbered gross assets	$15,589,407	95.4%	$335,993	95.9%
Encumbered gross assets	759,786	4.6%	14,472	4.1%
Total	$16,349,193	100.0%	$350,465	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2024	$399,659	4.0%
2025	398,547	4.2%
2026	297,973	1.2%
2027	597,334	3.7%
2028	397,303	4.2%
2029	557,747	3.7%
2030	297,887	3.1%
2031	445,645	1.8%
2032	—	—
2033	—	—
Thereafter	653,130	3.8%
Total	$4,045,225	3.4%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2023 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Secured	Total
2024	$495,000	$399,659	$—	$894,659
2025	—	398,547	—	398,547
2026	—	297,973	—	297,973
2027	—	597,334	—	597,334
2028	—	397,303	—	397,303
2029	—	557,747	—	557,747
2030	—	297,887	—	297,887
2031	—	445,645	—	445,645
2032	—	—	—	—
2033	—	—	—	—
Thereafter	—	292,989	360,141	653,130
Total	$495,000	$3,685,084	$360,141	$4,540,225
(1)
The $495.0 million maturing in 2024 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of December 31, 2023. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended December 31, 2023, average daily borrowings outstanding under the commercial paper program were $368.8 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of December 31, 2023. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	27.8%	Yes
Total secured debt to adjusted total assets	40% or less	2.2%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	7.8x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	365.9%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	19.3%	Yes
Total secured debt to total capitalized asset value	40% or Less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	8.0x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	18.5%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2024 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided on the following page.

	Full Year 2024
Earnings:	Range	Midpoint
Earnings per common share - diluted	$4.45 to $4.85	$4.65
Core FFO per Share - diluted	$8.68 to $9.08	$8.88
Core AFFO per Share - diluted	$7.72 to $8.12	$7.92

MAA Same Store Portfolio:
Number of units	97,290	97,290
Average physical occupancy	95.4% to 96.0%	95.7%
Property revenue growth	0.15% to 1.65%	0.90%
Effective rent growth	0.10% to 1.60%	0.85%
Property operating expense growth	4.10% to 5.60%	4.85%
NOI growth	-2.80% to 0.20%	-1.30%
Real estate tax expense growth	4.00% to 5.50%	4.75%

Corporate Expenses: ($ in millions)
Property management expenses	$72.0 to $74.0	$73.0
General and administrative expenses	$58.5 to $60.5	$59.5
Total overhead	$130.5 to $134.5	$132.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$350.0 to $450.0	$400.0
Multifamily disposition volume	$50.0 to $150.0	$100.0
Development investment	$250.0 to $350.0	$300.0

Debt:
Average effective interest rate	3.5% to 3.7%	3.6%
Capitalized interest ($ in millions)	$13.0 to $15.0	$14.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.75 to 120.25 million	120.0 million

RECONCILIATION OF FULL YEAR 2023 PER DILUTED SHARE RESULTS COMPARED TO FULL YEAR 2024 PER DILUTED SHARE GUIDANCE

A reconciliation of full year 2023 results for Earnings per diluted common share and Core FFO per diluted Share to the midpoint of the 2024 guidance is summarized below:

	Earnings per common share	Core FFO
2023 per diluted Share reported results	$4.71	$9.17
Same Store NOI	(0.14)	(0.14)
Development, Lease-up and Other Non-Same Store NOI	0.13	0.13
Winter storm costs included in NOI	(0.01)	(0.01)
Overhead/technology	(0.05)	(0.05)
Interest expense (1)	(0.17)	(0.17)
Other non-operating income (expense)	(0.04)	(0.04)
2024 forecasted acquisitions and dispositions	(0.01)	(0.01)
Non-Core FFO items (2)	(0.23)	—
Gain on sale of depreciable assets and real estate depreciation and amortization expense	0.46	—
2024 per diluted Share guidance midpoint	$4.65	$8.88
(1)
The projected year-over-year change in Interest expense is primarily driven by higher interest expense as a result of incremental borrowings related to our acquisition activities in 2023, development activities and debt refinancing.
(2)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal (recoveries) costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-11

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR 2024 GUIDANCE

	Full Year 2024 Guidance Range
	Low	High
Earnings per common share - diluted	$4.45	$4.85
Real estate depreciation and amortization	4.91	4.91
Gains on sale of depreciable assets	(0.69)	(0.69)
FFO per Share - diluted	8.67	9.07
Non-Core FFO items (1)	0.01	0.01
Core FFO per Share - diluted	8.68	9.08
Recurring capital expenditures	(0.96)	(0.96)
Core AFFO per Share - diluted	$7.72	$8.12
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal (recoveries) costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Earnings release & conference call	Early May	Late July	Late October	Early February

Dividend Information - Common Shares:	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Declaration date	12/13/2022	3/21/2023	5/16/2023	9/29/2023	12/12/2023
Record date	1/13/2023	4/14/2023	7/14/2023	10/13/2023	1/12/2024
Payment date	1/31/2023	4/28/2023	7/31/2023	10/31/2023	1/31/2024
Distributions per share	$1.4000	$1.4000	$1.4000	$1.4000	$1.4700

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12